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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 10, 1999, which appears on page 32 of the 1998 Annual Report to Stockholders of Penton Media, Inc., which is incorporated by reference in Penton Media, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.

/s/ PRICEWATERHOUSECOOPERS LLP

Cleveland, Ohio
April 1, 1999